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                                                                 Exhibit 23.1

INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement Nos. 333-05873, 33-76120, 333-05959, 33-76122, 333-05957, 333-18935, 333-18883,
333-18885, 333-30841, 333-30211, 333-31901, 333-31895, 333-43757, 333-60365,
333-91995 and 333-84751 on Forms S-8 and Registration Statement No. 33-94532 on Form S-3 of Interim Services Inc. of our report dated February 15, 2000, appearing in this Annual Report on Form 10-K of Interim Services Inc. for the year ended December 31, 1999.


/s/Deloitte & Touche LLP


Fort Lauderdale, Florida
March 13, 2000